                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               AHL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           (AHL SERVICES, INC. LOGO)

                                 March 31, 1999

Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of AHL Services, Inc. to be held on May 13, 1999 at the Crowne Plaza, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344. The meeting will begin promptly at 9:00 a.m., local time, and we hope that it will be possible for you to attend.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the Proxy Statement provided herewith.

     Please date, sign, and return your proxy card in the enclosed envelope at your convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     On behalf of your Board of Directors, thank you for your continued support and interest in AHL Services, Inc.

                                           Sincerely,
                                           /s/ FRANK A. ARGENBRIGHT, JR.
                                           Frank A. Argenbright, Jr.
                                           Chairman of the Board and
                                           Co-Chief Executive Officer

                           (AHL SERVICES, INC. LOGO)

                               AHL SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 13, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AHL Services, Inc. will be held at the Crown Plaza, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on May 13, 1999 at 9:00 a.m., local time, for the following purposes:

          (i) To elect two directors to serve until the 2002 Annual Meeting of Shareholders;

          (ii) To consider and act upon a proposal to amend and restate the Company's Employee Stock Purchase Plan USA (the "Stock Purchase Plan") primarily to (a) qualify the Stock Purchase Plan as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and (b) permit employees to purchase common stock at ninety percent (90%) of the market price;

          (iii) To ratify the appointment of Arthur Andersen LLP as independent auditors; and

          (iv) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only the holders of record of common stock of the Company at the close of business on March 23, 1999 are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders as of the close of business on March 23, 1999 will be available at the Annual Meeting of Shareholders for examination by any shareholder, his or her agent, or his or her attorney.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,
                                          /s/ DAVID L. GAMSEY
                                          David L. Gamsey
                                          Chief Financial Officer
                                          and Secretary

Atlanta, Georgia
March 31, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                               AHL SERVICES, INC.
                           3353 PEACHTREE ROAD, N.E.
                                   SUITE 1120
                             ATLANTA, GEORGIA 30326

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999

     The 1999 Annual Meeting of Shareholders (the "Annual Meeting") of AHL Services, Inc. (the "Company") will be held on May 13, 1999, at the Crowne Plaza, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, beginning promptly at 9:00 a.m. local time. The enclosed form of proxy is solicited by the Board of Directors of the Company. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of common stock of the Company on or about April 2, 1999.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card because you own shares of common stock in AHL Services, Inc. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint David L. Gamsey and Edwin R. Mellett as your representatives at the meeting. Mr. Gamsey and Mr. Mellett will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Gamsey and Mr. Mellett will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on (1) the election of two directors, (2) the Amended and Restated Employee Stock Purchase Plan USA (the "Stock Purchase Plan"), and (3) the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Shareholders as of the close of business on March 23, 1999 (the "Record Date") are entitled to vote. Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the two named director nominees, for the Stock Purchase Plan and for the ratification of the appointment of the independent auditors.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Shares are counted as present at the meeting if the shareholder either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of March 23, 1999, 17,381,192 shares of the Company's common stock were issued and outstanding. A majority of the Company's outstanding shares as of the Record Date, equal to 8,690,597 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to the Corporate Secretary at 3353 Peachtree Road, N.E., Suite 1120, Atlanta, Georgia 30326;
     - signing another proxy with a later date; or
     - voting again at the meeting.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     The two nominees receiving the highest number of affirmative votes will be elected as directors. This number is called a plurality.

WHAT HAPPENS IF EITHER NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than two nominees.

HOW MANY VOTES MUST THE STOCK PURCHASE PLAN RECEIVE TO PASS?

     In order to pass, the Stock Purchase Plan must receive a greater number of votes cast in favor of the matter than the number of votes cast opposing the matter.

HOW MANY VOTES MUST THE RATIFICATION OF THE APPOINTMENT OF AUDITORS RECEIVE TO PASS?

     In order to pass, the ratification of the appointment of the independent auditors must receive a greater number of votes cast in favor of the matter than the number of votes cast opposing the matter.

HOW MAY I VOTE?

     Election of Directors. You may vote "FOR" or you may "WITHHOLD AUTHORITY" on voting for any of the nominees. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the nominees for director.

     Stock Purchase Plan. You may vote "FOR" or you may "WITHHOLD AUTHORITY" on voting for the Stock Purchase Plan. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the Stock Purchase Plan.

     Ratification of the Auditors. You may vote "FOR" or you may "WITHHOLD AUTHORITY" on voting for the ratification of the appointment of the independent auditors. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the ratification of the appointment of the independent auditors.

IS MY VOTE CONFIDENTIAL?

     Yes. Only the inspector of elections, the Corporate Trust Group at First Union National Bank Shareholder Services, and certain employees will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     The Company will announce preliminary voting results at the meeting and will publish the final results in its quarterly report on Form 10-Q for the second quarter of 1999. The report is filed with the Securities and Exchange Commission (the "SEC"), and you can get a copy by contacting the Corporate Secretary at (404) 267-2222 or the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC's EDGAR system at www.sec.gov.

                             ELECTION OF DIRECTORS

     Under our Articles of Incorporation and Bylaws, the Board of Directors determines the number of directors on the Board. The Bylaws divide the Board into three classes with the directors in each class serving a term of three years.

     There are two directors, Edwin C. "Skip" Gage and Robert F. McCullough, whose terms expire at the Annual Meeting. Mr. Gage and Mr. McCullough have been nominated to stand for reelection as directors at the Annual Meeting to serve until the 2002 annual shareholders' meeting. In addition to Mr. Gage and Mr. McCullough, there are three other directors continuing to serve on the Board, whose terms expire in 2000 and 2001.

     Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board has no reason to believe that either nominee for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any nominee should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board to elect a substitute nominee recommended by the Board. In no event, however, can a proxy be voted to elect more than two directors.

     The following list sets forth the incumbent directors and the name of the nominees for reelection to the Board to serve until the annual meeting of shareholders in 2002, or until their successors are duly elected and qualified. Such list also contains, as to the nominees and incumbent directors, certain information that has been furnished by the respective individuals.

NOMINEES FOR ELECTION -- TERM EXPIRING 1999

     Edwin C. "Skip" Gage has been a director of the Company since July 1998. He has been Chairman and Chief Executive Officer of Gage Marketing Group, LLC since 1992. Prior thereto, Mr. Gage served in various capacities at Carlson Companies Inc. from 1977 to 1992, most recently as President and Chief Executive Officer. Mr. Gage is a member of the board of directors of Fingerhut Companies Inc. and SuperValu Inc. Mr. Gage is 58 years old.

     Robert F. McCullough has been a director of the Company since consummation of its initial public offering in March 1997. Mr. McCullough has been Chief Financial Officer and a member of the board of directors of AMVESCAP PLC (formerly AMVESCO PLC and INVESCO PLC) since April 1996. He was a partner of Arthur Andersen LLP from 1987 until March 1996. Mr. McCullough is 56 years old.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EDWIN C. "SKIP" GAGE AND ROBERT
F. MCCULLOUGH TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2002 OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

INCUMBENT DIRECTOR -- TERM EXPIRING 2000

     Frank A. Argenbright, Jr. founded the Company in 1979 and has been its Chairman and Chief Executive Officer since that time. Mr. Argenbright graduated from the Owner/President Management Program at Harvard Business School in 1991. Mr. Argenbright is 51 years old.

INCUMBENT DIRECTORS -- TERM EXPIRING 2001

     Edwin R. Mellett has been Vice Chairman and Co-Chief Executive Officer of the Company since December 1994 and served on the Company's Advisory Board during 1994. From 1993 to 1994, he was a consultant and private investor. From 1984 to 1992, Mr. Mellett was Senior Vice President of The Coca-Cola Company, serving also as President of Coca-Cola Northern Europe from 1990 to 1992 and President of Coca-Cola USA from 1986 to 1988. From 1972 to 1984, Mr. Mellett was President of the Food Services Division of PepsiCo. Mr. Mellett is 60 years old.

     Hamish Leslie Melville has been a director of the Company since consummation of its initial public offering in March 1997. Mr. Melville has been a Managing Director of Credit Suisse First Boston (Europe) Ltd. since June 1998 and, prior thereto, was Chairman of Scottish Woodlands Limited from 1992 to June 1998. He was Chairman of Dunedin Fund Managers Limited from 1992 to 1995, Chairman and Chief Executive Officer of Capel Cure Myers Capital Management from 1988 to 1991 and Founder and Chief Executive of Enskilda Securities from 1982 to 1987. Mr. Melville is a director of Fleming Mercantile Investment Trust PLC, Mithras Investment Trust PLC, Old Mutual South Africa Trust plc, Persimmon plc, and the Scottish Investment Trust PLC. Mr. Melville is 54 years old.

MEETINGS OF THE BOARD OF DIRECTORS

     During 1998, the Board held four regular meetings. All of the directors attended at least 75% of all board and committee meetings in 1998.

COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee. The Board of Directors has established an Audit Committee (the "Audit Committee") that consists of Messrs. McCullough and Melville. Mr. McCullough is chairman of the Audit Committee. The Audit Committee is responsible for (a) recommending to the Board the firm to be employed as independent auditors of the Company, (b) meeting with the Company's independent auditors at least annually to (i) review with the independent auditor the Company's financial statements and internal accounting controls and (ii) to review the plans and results of the audit engagement, (c) approving the professional services provided by the independent auditor, (d) reviewing the independence of the independent auditor, (e) considering the range of audit and non-audit fees and
(f) reviewing the adequacy of the Company's internal accounting controls. During 1998, the Audit Committee held two meetings.

     Compensation Committee. The Board of Directors has established a Compensation Committee (the "Compensation Committee") that consists of Messrs. McCullough and Melville. Mr. Melville is chairman of the Compensation Committee. The Compensation Committee is responsible for, among other things, (a) reviewing, approving, recommending and reporting to the Co-Chief Executive Officers and the Board of Directors matters regarding the compensation of the Company's Co-Chief Executive Officers and other key executives and compensation levels or plans affecting the compensation of the Company's other employees and
(b) administering the Company's 1997 Stock Incentive Plan. During 1998, the Compensation Committee held three meetings.

     The Company does not have a nominating committee.

COMPENSATION OF DIRECTORS

     The Company pays its independent directors $10,000 annually plus $1,000 for each board meeting attended and $500 for each committee meeting attended. In addition, directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings. On May 14, 1998, the Company granted to each independent director options to purchase 5,000 shares of common stock at an exercise price of $33.25 per share. These options were canceled and 5,000 new options to purchase shares of common stock were granted to each independent director on October 9, 1998 at an exercise price of $21.75 per share. See "Executive Compensation -- Repricing of Options."

             AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN USA

     Subject to shareholder approval, the Company has amended and restated the Employee Stock Purchase Plan USA, originally adopted on July 29, 1997, primarily to qualify the Stock Purchase Plan as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to permit employees to purchase common stock pursuant to the Stock Purchase Plan at 90% of the market price. The purpose of the Stock Purchase Plan is to encourage stock ownership by eligible employees in the belief that such ownership will increase the employees' interest in the success of the Company and will provide an additional incentive for employees to remain in the employ of the Company and its subsidiaries.

     The following description of the Amended and Restated Employee Stock Purchase Plan USA is a summary only and does not purport to be complete. The summary assumes adoption of the Amended and Restated Employee Stock Purchase Plan USA by the shareholders. The summary is qualified in its entirety by reference to the Amended and Restated Employee Stock Purchase Plan USA, which is attached hereto as Annex A.

     To be eligible to participate in the Stock Purchase Plan, an employee must have been employed by the Company, or by a designated subsidiary corporation at least 50% of the total combined voting power of which is owned (directly or indirectly) by the Company, for at least three calendar months and must be regularly scheduled to work more than 20 hours each week. In addition, an employee may not own, immediately after the right to purchase stock under the Stock Purchase Plan is granted, 5% or more of the total combined voting power or value of all of the Company's common stock.

     Eligible employees may elect to participate in the Stock Purchase Plan for a calendar quarter (a "Purchase Period") by properly completing and filing an election form at any time during a designated period immediately preceding the Purchase Period. A participation election shall be in effect until it is revoked by the participant. An eligible employee shall authorize the Company to withhold a minimum of $10.00 per pay period of his or her compensation during the Purchase Period, subject to a maximum of $25,000 during any calendar year.

     The Stock Purchase Plan is administered by the Company (the "Plan Administrator"), except that certain powers are expressly granted to the Compensation Committee.

     On or about the 21st day of each month during the Purchase Period, unless a participating employee has withdrawn all of the contributions credited to the account (the "Account") established for him or her by the Plan Administrator, the employee's payroll deductions automatically will be used to exercise an "option" granted to the participant under the Stock Purchase Plan to purchase from the Company shares of common stock. The Company currently intends to purchase such shares of common stock in the open market. The purchase price for shares of common stock under the Stock Purchase Plan will be 90% of the closing sale price per share of common stock on the Nasdaq Stock Market on the date of purchase.

     A participant may amend his or her payroll deduction election form during a Purchase Period to reduce or stop his or her payroll deductions. A participant also has the right at any time on or before the last day of the Purchase Period to withdraw the shares of common stock, in whole shares, and the cash balance (without interest) credited to his or her Account. Alternatively, a participant may elect in a withdrawal to receive cash in lieu of the shares of common stock in his or her Account, in which case the Plan Administrator will sell such shares on the open market and distribute to the participant the proceeds thereof, net of transaction costs.

     The Stock Purchase Plan may be amended from time to time by the Company's Co-Chief Executive Officers, subject to the approval of the Company's shareholders to the extent such approval is required by Section 423 of the Code, the laws of the State of Georgia or the rules of the Nasdaq Stock Market or any stock exchange on which the common stock is listed. The benefits that will be received under the Stock Purchase Plan by specific employees or groups of employees cannot be determined.

     The Board has unanimously approved the Amended and Restated Employee Stock Purchase Plan USA and has determined that the Stock Purchase Plan is in the best interests of the Company and its shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN USA.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has audited the accounts of the Company and its subsidiaries for 1998 and has been appointed by the Board of Directors to continue in that capacity for the Company's year ending December 31, 1999, subject to ratification by the shareholders at the Annual Meeting. Should this firm be unable to perform the requested services for any reason or not be ratified by the shareholders, the Board will appoint other independent auditors to serve for the remainder of the year. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of shares of common stock as of March 1, 1999 for (1) directors of the Company, (2) the Co-Chief Executive Officers and each of the three most highly compensated executive officers of the Company (collectively the "Named Executive Officers"), (3) the directors and executive officers of the Company as a group and (4) each person who is a shareholder of the Company holding more than a 5% interest in the Company.

     Unless otherwise indicated, the business address of each person listed is: c/o AHL Services, Inc., Atlanta Financial Center, 3353 Peachtree Road, N.E., Suite 1120, North Tower, Atlanta, Georgia 30326.

                                                            NUMBER          OPTIONS
                                                          OF SHARES       EXERCISABLE   PERCENT OF
                                                         BENEFICIALLY       WITHIN      OUTSTANDING
                         NAME                              OWNED(1)       60 DAYS(2)     SHARES(3)
---------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
Frank A. Argenbright, Jr...............................   7,900,000(4)       37,500        45.7%
Edwin R. Mellett.......................................          --         313,750         1.8
Thomas J. Marano.......................................          --         178,750         1.0
Ernest Patterson.......................................          --          37,500           *
David L. Gamsey........................................          --          44,000           *
Edwin C. "Skip" Gage...................................     216,742(5)           --         1.2
Robert F. McCullough...................................       1,000           3,750           *
Hamish Leslie Melville.................................      14,725           3,750           *
All executive officers & directors as a group (8
  persons).............................................   8,132,467         619,000        50.4
OTHER FIVE PERCENT SHAREHOLDER:
Tapir Investments (Bahamas) Ltd.(6)....................   1,500,000              --         8.6

---------------

  * Less than 1.0%.
(1) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by executive officers, directors and principal shareholders, and Schedules 13D and 13G (if any) filed with the SEC.
(2) Represents shares that can be acquired through stock option exercises on or prior to May 31, 1999.
(3) Based on an aggregate of 17,381,192 shares of common stock issued and outstanding as of March 1, 1999. Assumes that all options beneficially owned by the person are exercised. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised.
(4) Includes (a) 663,660 shares beneficially owned by Argenbright Partners, L.P., of which a limited liability company managed by Mr. Argenbright and his spouse is the general partner, (b) 241,800 shares owned by a charitable trust, of which Mr. Argenbright is sole trustee and (c) 2,500 shares owned by Mr. Argenbright's spouse.
(5) Represents shares held by Gage Marketing Group, LLC, of which Mr. Gage is the Chairman and Chief Executive Officer. As such, Mr. Gage is deemed to have sole voting and investment power over the shares.
(6) The address of Tapir Investments (Bahamas) Ltd. is Sandringham House, 83 Shirley Street, P.O. Box N-3247, Nassau, Bahamas. This information is based on information from the Company and a Schedule 13D dated December 16, 1998 that has been filed with the SEC.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the last three fiscal years, compensation information for the Company's Named Executive Officers whose salary and bonus compensation for the year ended December 31, 1998 exceeded $100,000.

                                                                                LONG-TERM
                                                                              COMPENSATION
                                           ANNUAL COMPENSATION                   AWARDS
-------------------------------------------------------------------------------------------------------------
                                                                 OTHER         SECURITIES
          NAME AND                                              ANNUAL         UNDERLYING        ALL OTHER
     PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)   COMPENSATION($)   OPTIONS(#)(1)   COMPENSATION($)
-------------------------------------------------------------------------------------------------------------
Frank A. Argenbright, Jr....  1998   $250,000    $     --      $     --           50,000          $    --
  Chairman and                1997    354,615          --            --          150,000            6,500(3)
  Co-Chief Executive          1996    600,000          --       200,388(2)                         12,000(3)
  Officer

Edwin R. Mellett............  1998    350,000     175,000            --          300,000               --
  Vice-Chairman and           1997    217,307     200,000            --          157,500               --
  Co-Chief Executive          1996    160,577     100,000            --          322,500               --
  Officer

Thomas J. Marano............  1998    300,000     140,000            --           25,000               --
  President and Chief         1997    273,077     165,000            --           56,250               --
  Operating Officer --        1996    250,000     125,000            --          268,750               --
  Argenbright Holdings
    Limited

Ernest Patterson(4).........  1998    300,000      75,000            --           50,000               --
  Chief Executive --          1997    162,900      82,000            --          150,000               --
  The ADI Group Limited       1996         --          --            --               --               --

David L. Gamsey.............  1998    200,000      85,000            --           25,000               --
  Chief Financial Officer     1997    169,038     100,000            --           52,500               --
                              1996    153,173      65,000            --          107,500               --

---------------

(1) The options reported granted in 1998 were originally granted on either May 14, 1998 or July 29, 1998 at an exercise price of $33.25 per share. The options were canceled and new options were granted on October 9, 1998 with an exercise price of $21.75 per share. See "-- Repricing of Options."
(2) Includes approximately $55,000 relating to club dues and initiation fees. Effective January 1, 1997, other annual compensation was significantly reduced as the Company revised its expense reimbursement policies.
(3) Represents life insurance premiums paid by the Company.
(4) Joined the Company in June 1997.

OPTION GRANTS TABLE

     The following table sets forth information regarding option grants during fiscal 1998 to each of the Named Executive Officers.

                                                                                       POTENTIAL REALIZABLE
                                                INDIVIDUAL GRANTS                        VALUE OF ASSUMED
                                NUMBER OF     % OF TOTAL                               ANNUAL RATE OF STOCK
                                SECURITIES     OPTIONS                                  PRICE APPRECIATION
                                UNDERLYING    GRANTED TO    EXERCISE                     FOR OPTION TERM
                                 OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION
NAME                            GRANTED(1)   FISCAL 1998    SHARE(2)     DATE(2)      5%($)(3)     10%($)(3)
-------------------------------------------------------------------------------------------------------------
Frank A. Argenbright, Jr......    50,000          5.9%       $21.75      10/09/08    $  683,979   $ 1,733,195
Edwin R. Mellett..............   300,000         35.4         21.75      10/09/08     4,103,874    10,399,169
Thomas J. Marano..............    25,000          3.0         21.75      10/09/08       341,989       866,597
Ernest Patterson..............    50,000          5.9         21.75      10/09/08       683,979     1,733,195
David L. Gamsey...............    25,000          3.0         21.75      10/09/08       341,989       866,597

---------------

(1) Options granted in 1998 were made under the 1997 Stock Incentive Plan (the "Plan"). These options (a) are granted at an exercise price equal to 100% of the fair market value of the common stock on the date of the grant, (b) expire ten years from the date of the grant, unless otherwise earlier terminated in certain events related to termination of employment, and (c) vest in 25% increments on the anniversary date of the grant, subject to the terms and conditions of the Plan.
(2) The options reported granted in 1998 were originally granted on either May 14, 1998 or July 29, 1998 at an exercise price of $33.25 per share. The options were canceled and new options were granted on October 9, 1998 with an exercise price of $21.75 per share. See "-- Repricing of Options."
(3) We are required by the SEC to use a 5% and 10% assumed rate of appreciation over the ten-year option term. This does not represent the Company's estimate or projection of the future common stock price. If the Company's common stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

FISCAL YEAR-END OPTION VALUE

     The following table sets forth certain information with respect to option exercises during fiscal 1998 by the Named Executive Officers and the status of their options at December 31, 1998.

                                                                                                 VALUE OF
                                                               NO. OF SECURITIES                UNEXERCISED
                                                                  UNDERLYING                   IN-THE-MONEY
                                                                  UNEXERCISED                     OPTIONS
                             SHARES                            OPTIONS AT FISCAL             AT YEAR-END($)(2)
                           ACQUIRED ON       VALUE                YEAR-END(#)
NAME                       EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Frank A. Argenbright,
  Jr.....................        --               --         37,500        162,500      $  501,563     $1,979,688
Edwin R. Mellett.........        --               --        311,875        468,125       6,908,231      5,536,719
Thomas J. Marano.........        --               --        177,500        172,500       3,673,438      3,076,563
Ernest Patterson.........        --               --         37,500        162,500         609,375      2,303,125
David L. Gamsey..........    35,000         $718,688         43,500        106,500         825,938      1,674,063

---------------

(1) This number is calculated by averaging the high and low market prices on the date of exercise to get the "average market price," subtracting the option exercise price from the average market price to get the "average value realized per share," and multiplying the average value realized per share by the number of options exercised. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.
(2) This number is calculated by subtracting the option exercise price from the closing price of the common stock on December 31, 1998 ($31.25) to get the "average value per option," and multiplying the average value per option by the number of exercisable and unexercisable options. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.

REPRICING OF OPTIONS

     The Company granted certain options to its employees to purchase its common stock on May 14, 1998 and July 29, 1998. These options were canceled and new options were granted on October 9, 1998.

     The following table sets forth information concerning all repricings of options to purchase the Company's common stock held by an executive officer of the Company since March 27, 1997, the date of the Company's initial public offering. See "Report on Executive Compensation" for further information.

                           TEN-YEAR OPTION REPRICINGS

                                          NUMBER OF
                                         SECURITIES                                                   LENGTH OF ORIGINAL
                               DATE      UNDERLYING    MARKET PRICE OF    EXERCISE PRICE     NEW         OPTION TERM
                                OF         OPTIONS     STOCK AT TIME OF     AT TIME OF     EXERCISE   REMAINING AT DATE
NAME                         REPRICING   REPRICED(#)     REPRICING($)      REPRICING($)    PRICE($)      OF REPRICING
------------------------------------------------------------------------------------------------------------------------
Frank A. Argenbright,
  Jr.......................  10/09/98       50,000          $21.75           $33.625        $21.75    9 years, 218 days
Edwin R. Mellett...........  10/09/98      100,000           21.75            33.625         21.75    9 years, 218 days
                             10/09/98      200,000           21.75            32.625         21.75    9 years, 293 days
Thomas J. Marano...........  10/09/98       25,000           21.75            33.625         21.75    9 years, 218 days
Ernest Patterson...........  10/09/98       50,000           21.75            33.625         21.75    9 years, 218 days
David L. Gamsey............  10/09/98       25,000           21.75            33.625         21.75    9 years, 218 days
Robert F. McCullough.......  10/09/98        5,000           21.75            33.625         21.75    9 years, 218 days
Hamish Leslie Melville.....  10/09/98        5,000           21.75            33.625         21.75    9 years, 218 days

NONCOMPETITION AND EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements with Messrs. Mellett, Marano and Gamsey. The agreement with Mr. Mellett expires on December 1, 2000, and the agreements with Messrs. Marano and Gamsey expire on December 1, 2002 (the "Expiration Date"). Each agreement also may be terminated by the Company with or without cause or upon the employee's death or inability to perform his duties on account of a disability for a period of three months during any consecutive twelve-month period or by the employee. If any agreement is terminated by the Company prior to the Expiration Date, except for cause or upon the employee's death or disability, the Company must continue to pay the employee's base salary and bonus for one year (six months with respect to Mr. Gamsey) from the date of termination. The agreements provide for annual base salaries of $430,000, $350,000 and $240,000 for Messrs. Mellett, Marano and Gamsey, respectively, and for annual bonuses dependent upon the Company's financial performance and achievement of personal objectives established for each employee by the Board of Directors.

     The Company also has an employment agreement with Mr. Patterson. The agreement is indefinite in length but provides that in the event Mr. Patterson is terminated without cause, he will be entitled to receive 12 months' salary. The agreement provides for an annual base salary of approximately $350,000 and for an annual bonus of up to 50% of base salary, based upon the Company's financial performance and achievement of personal objectives established for Mr. Patterson by the Board of Directors. The agreement also grants Mr. Patterson options to purchase 150,000 shares of common stock, exercisable 25% per year over four years, at an exercise price of $15.00 per share. As a condition to employment, Mr. Patterson also agreed to one year noncompetition and nonsolicitation provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. McCullough and Melville, the Company's independent directors. Neither Mr. McCullough nor Mr. Melville has engaged in related party transactions with the Company.

                              CERTAIN TRANSACTIONS

     The Company has adopted a policy, effective upon the consummation of the initial public offering in March 1997, prohibiting loans (other than travel advances in the ordinary course of business) to its executive officers, directors and principal shareholders unless such loans first are approved by the Compensation Committee, which must determine that such loans are in the best interests of the Company. Any loans made will bear interest at a rate and be on such terms as determined by the Compensation Committee to be fair to the Company.

     During 1998, the Company purchased uniforms for approximately $2.1 million from ASAP Uniform Company, Inc., a company that is 20% owned by the Company, and purchased access control services for approximately $1.3 million from Premium Services Management, Inc., a company that is 49% owned by the Company.

     The Company performs services for Gage Marketing Group, LLC ("GMG"). GMG is controlled by Mr. Gage, a member of the Board of Directors. The Company performed services for GMG's Sweepstakes Division in 1998, for which the Company recognized total revenues of $1.1 million. At December 31, 1998, approximately $401,000 was due to the Company from GMG's Sweepstakes Division. GMG also paid approximately $71,000 to the Company in 1998 for rent of space and a phone switch in one of the Company's facilities and for minor miscellaneous services.

     Any future transactions between the Company and its officers, directors or principal shareholders will be approved by a majority of the disinterested members of the Board of Directors.

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for ensuring that a proper system of short and long-term compensation is in place to provide performance-oriented incentives to management. Its report on compensation is as follows:

     Each executive officer's compensation is determined annually by the Compensation Committee. Senior management makes recommendations to the Compensation Committee regarding each executive officer's compensation (except the Co-Chief Executive Officers' compensation), including recommendations for base salary for the succeeding year and discretionary cash bonuses and stock incentive awards.

     The Company's compensation philosophy is based on a pay for performance approach. The compensation program seeks to reward individual action that contributes to operating unit performance and Company performance. The Company's goal is to be competitive with the marketplace on a total compensation basis, including base salary and annual and long-term incentives:

     - Base Salary. Each executive officer's base salary is based upon the competitive market for the executive officer's services, including the executive's specific responsibilities, experience and overall performance. In keeping with the Company's pay for performance approach, it is the objective of the Company to set the base salary at the market base salary level of the Company's peers in its industry. Base salaries are adjusted annually. Changes in responsibilities are also taken into account in the review process.

     - Annual Incentive Compensation. The Company awards discretionary year-end bonuses. These bonuses reflect the contribution of the individual as well as the performance of the operating unit and the Company as a whole. Ranges of potential bonuses and performance measures are established annually for each position.

       The performance measures applicable to a particular position vary according to the functions of the position. Performance measures considered by the Compensation Committee include obtaining certain profitability and revenue goals as well as each individual meeting personal objectives relative to operational enhancements.

     - Long-Term Incentive Compensation. The Company uses long-term incentive compensation to compensate for achievement of performance measures which extend beyond one year, while at the same time aligning management's interests with that of the shareholders. The Compensation Committee believes that stock-based awards are most appropriate for long-term incentive compensation. In 1997, the Company adopted the 1997 Stock Incentive Plan. Under this Plan, stock options may be granted by the Compensation Committee. On May 14, 1998, the Compensation Committee granted stock options to all of the Company's executive officers. The stock options were canceled and new options were granted on October 9, 1998.

     Frank A. Argenbright, Jr. has been the Chairman and Chief Executive Officer of the Company since its founding in 1979 and Co-Chief Executive Officer since December 1994 and beneficially owns approximately 45.7% of the Company's common stock. Mr. Edwin R. Mellett has been Vice Chairman and Co-Chief Executive Officer since December 1994. The Compensation Committee believes that Messrs. Argenbright and Mellett are responsible for much of the Company's success. Mr. Argenbright and Mellett have hired and developed an outstanding management group and have furnished leadership in all areas of the Company's business.

     Because he is the majority shareholder of the Company, Mr. Argenbright did not receive an annual cash bonus in fiscal years 1998, 1997 and 1996. In determining Mr. Mellett's bonus levels for 1998, the Compensation Committee considered his significant role in the Company's 1998 accomplishments, including the performance measures referred to above.

     The October 9, 1998 repricing of options described in the section above titled "Executive Compensation -- Repricing of Options" reflects the consistent application of the policy of the Compensation Committee regarding stock options. The Compensation Committee and the Board believe that to provide maximum incentive to employees, including senior executives, incentive options should be granted at exercise prices equal to or not materially in excess of the market price of the Company's common stock. As a result of this policy, options granted by the Board and approved by the Compensation Committee on May 14, 1998 and July 29, 1998 were canceled and new options were granted on October 9, 1998. The options were canceled and new options were granted in order to more accurately reflect the market value of the Company's common stock, determined by reference to the closing price of the stock as reported by the Nasdaq Stock Market on that date.

                                          COMPENSATION COMMITTEE

                                            Hamish Leslie Melville, Chairman
                                            Robert F. McCullough

March 31, 1999

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                         STOCK PRICE PERFORMANCE GRAPH

     The following stock price performance graph compares the Company's performance to The Nasdaq Stock Market and the index of Nasdaq Non-Financial Stocks. The stock price performance graph assumes an investment of $100 in the Company on March 27, 1997 and an investment of $100 in the two indexes on March 31, 1997, and further assumes the reinvestment of all dividends. The difference in the initial start date is due to the fact that the Company's common stock did not start trading publicly until March 27, 1997. The Company believes that the net effect of this difference in start dates will not have a material effect on the performance graph. Stock price performance, presented for the period from March 31, 1997 through December 31, 1998, is not necessarily indicative of future results.
(PERFORMANCE GRAPH)

                                                                                        Nasdaq Non-
               Measurement Period                                      The Nasdaq        Financial
             (Fiscal Year Covered)                      AHL           Stock Market         Stocks
Mar97                                                       100.00            100.00            100.00
Jun97                                                       155.00            118.30            118.50
Sep97                                                       182.50            138.30            138.90
Dec97                                                       246.25            129.70            125.80
Mar98                                                       326.25            151.61            150.08
Jun98                                                       393.75            155.82            154.99
Sep98                                                       327.50            141.08            140.20
Dec98                                                       312.50            182.55            184.37

     THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACT.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires executive officers and directors of the Company and persons who beneficially own more than ten percent of the Company's common stock to file with the SEC certain reports, and to furnish copies thereof to the Company, with respect to each such person's beneficial ownership of the Company's equity securities. Based solely upon a review of the copies of such reports furnished to the Company and certain representations of such persons, the Company believes that all filings were timely.

ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report of the Company for the year ended December 31, 1998, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY HOLDER OF COMMON STOCK OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 23, 1999, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, EXCEPT EXHIBITS THERETO. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Request for copies of the Company's Annual Report on Form 10-K should be mailed to:

                               AHL Services, Inc.
                            3353 Peachtree Road, NE
                                   Suite 1120
                             Atlanta, Georgia 30326
                         Attention: Corporate Secretary

SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders and eligible for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting must be submitted to the Company in writing on or before December 1, 1999. Any shareholder proposals intended to be presented from the floor at the Company's 2000 Annual Meeting of Shareholders must be submitted to the Company in writing on or before February 15, 2000 or the persons appointed as proxies may exercise their discretionary voting authority with respect to the shareholder proposal.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more employees of the Company. The Company also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's common stock.

                                          By Order of the Board of Directors,
                                          /s/ David L. Gamsey
                                          David L. Gamsey
                                          Secretary

Atlanta, Georgia
March 31, 1999

                                                                         ANNEX A

                               AHL SERVICES, INC.

                              AMENDED AND RESTATED

                          EMPLOYEE STOCK PURCHASE PLAN

                                      USA

                               TABLE OF CONTENTS

     SECTION                                                       PAGE
     -------                                                       ----
1.   Background and Purpose......................................  A-2
     1.1.   Background...........................................  A-2
     1.2.   Purpose..............................................  A-2
2.   Definitions.................................................  A-2
     2.1.   Account..............................................  A-2
     2.2.   AHL..................................................  A-2
     2.3.   Beneficiary..........................................  A-2
     2.4.   Board................................................  A-2
     2.5.   Code.................................................  A-2
     2.6.   Committee............................................  A-2
     2.7.   Election Form........................................  A-2
     2.8.   Election Period......................................  A-2
     2.9.   Eligible Employee....................................  A-2
     2.10.  Participant..........................................  A-2
     2.11.  Participating Employer...............................  A-3
     2.12.  Plan.................................................  A-3
     2.13.  Plan Administrator...................................  A-3
     2.14.  Purchase Period......................................  A-3
     2.15.  Purchase Price.......................................  A-3
     2.16.  Rule 16b-3...........................................  A-3
     2.17.  Stock................................................  A-3
     2.18.  Subsidiary...........................................  A-3
3.   Offerings...................................................  A-3
4.   Stock Available for Purchase................................  A-3
5.   Administration..............................................  A-3
6.   Participation...............................................  A-4
7.   Contributions...............................................  A-4
     7.1.   Initial Contributions................................  A-4
     7.2.   Changes in Contributions and Withdrawals.............  A-4
     7.3.   Account Credits, General Assets and Taxes............  A-4
     7.4.   Automatic Refunds....................................  A-4
8.   Granting of Option..........................................  A-5
     8.1.   General Rule.........................................  A-5
     8.2.   Statutory Limitations................................  A-5
     8.3.   Available Shares of Stock............................  A-5
9.   Exercise of Option and Purchase of Stock....................  A-5
     9.1.   General Rule.........................................  A-5
     9.2.   Automatic Refund.....................................  A-5
10.  Delivery....................................................  A-5
11.  Designation of Beneficiary..................................  A-6
12.  Transferability.............................................  A-6
13.  Securities Registration.....................................  A-6
14.  Compliance with Rule 16b-3..................................  A-6
15.  Amendment or Termination....................................  A-6
16.  Notices.....................................................  A-7
17.  Employment..................................................  A-7
18.  Employment Transfers........................................  A-7
19.  Construction................................................  A-7

                               AHL SERVICES, INC.

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                      USA

1. Background and Purpose.

     1.1. Background. The Board originally adopted the Plan on July 29, 1997. The Plan as originally adopted was not intended to constitute an "employee stock purchase plan" within the meaning of Code Section 423, and in addition, the Plan as originally adopted did not provide for a discount on the purchase of Stock under the Plan. AHL Services, Inc. intends that this amended and restated Plan constitute an "employee stock purchase plan" within the meaning of Code Section
423. The effective date of this amended and restated Plan is April 1, 1999.

     1.2. Purpose. The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee in the belief that such ownership will increase his or her interest in the success of AHL.

2. Definitions.

     2.1. The term Account shall mean the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the contributions made on his or her behalf to purchase Stock under this Plan and the Stock purchased with such contributions.

     2.2. The term AHL shall mean AHL Services, Inc., a corporation incorporated under the laws of the State of Georgia, and any successor to AHL.

     2.3. The term Beneficiary shall mean the person designated as such in accordance with Section 11.

     2.4. The term Board shall mean the Board of Directors of AHL.

     2.5. The term Code shall mean the Internal Revenue Code of 1986, as amended.

     2.6. The term Committee shall mean the Compensation Committee of the Board.

     2.7. The term Election Form shall mean the form which an Eligible Employee shall be required to properly complete in writing and timely file in order to make any of the elections available to an Eligible Employee under this Plan.

     2.8. The term Election Period shall mean a period which (a) shall be set by the Committee, (b) shall come before a related Purchase Period and (c) shall continue for no more than two calendar months.

     2.9. The term Eligible Employee shall mean each employee of each Participating Employer:

          (a) who customarily is employed by his or her Participating Employer more than 20 hours per week (within the meaning of Code Section 423(b)(4)(B)),

          (b) who has completed at least three full calendar months of employment with his or her Participating Employer, and

          (c) who will not own (immediately after the grant of an option under Section 8.1) stock possessing 5% or more of the total combined voting power or value of all classes of stock of AHL based on the rules set forth in Code Sections 423(b)(3) and 424. An employee of a company acquired by any Participating Employer shall be able to utilize his or her tenure with the acquired company in order to satisfy the above criteria.

     2.10. The term Participant shall mean (a) for each Purchase Period an Eligible Employee who has elected to purchase Stock in accordance with Section 6 during such Purchase Period and (b) for any period any person for whom Stock is held pending delivery under Section 10.

     2.11. The term Participating Employer shall mean AHL and any Subsidiary of AHL which is designated as such by the Committee.

     2.12. The term Plan shall mean this AHL Services, Inc. Amended and Restated Employee Stock Purchase Plan USA, as amended from time to time.

     2.13. The term Plan Administrator shall mean AHL or AHL's delegate.

     2.14. The term Purchase Period shall mean each calendar quarter.

     2.15. The term Purchase Price shall mean on a particular date 90% of (a) if shares of Stock are listed on a securities exchange or the Nasdaq National Market, the closing price on the date in question (or if there were no trades on such date, the next preceding date on which a trade or trades occurred); (b) if shares of Stock are traded in any other over-the-counter market, the mean between the lowest reported bid price and the highest reported asked price of the Stock on the date in question (or if there were no trades on such date, the next preceding date on which a trade or trades occurred), as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of the Stock in such market; or (c) if shares of Stock are not then actively traded on an exchange or in the over-the-counter market, the amount determined in good faith by the Board.

     2.16. The term Rule 16b-3 shall mean Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor to such rule.

     2.17. The term Stock shall mean the $.01 par value common stock of AHL.

     2.18. The term Subsidiary shall mean a corporation that is a subsidiary corporation (within the meaning of Code Section 424(f)) of AHL.

3. Offerings.

     Options to purchase shares of Stock shall be offered to Participants in accordance with this Plan from time to time at the discretion of the Committee or its delegate; provided, however, that there shall be no more than one Election Period in effect at any time and no more than one Purchase Period in effect at any time.

4. Stock Available for Purchase.

     On April 1, 1999, there shall be 100,000 shares of Stock available for purchase under this Plan minus the number of shares purchased under this Plan before the amendment and restatement of this Plan effective on such date.

5. Administration.

     The Committee or its delegate shall have the exclusive power to set the Election Period, designate the Participating Employers and set the minimum cash withdrawal under Section 7.2. Except for those powers expressly granted under this Plan to the Committee, the Board or the Chief Executive Officers of AHL, the Plan Administrator shall be responsible for the administration of this Plan and shall have the power in connection with such administration to interpret this Plan in its absolute discretion and to take such other action in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Participating Employer, each Eligible Employee, each Participant, and each other person directly or indirectly affected by such action or inaction.

6. Participation.

     Each person who is an Eligible Employee on the last day of an Election Period shall be a Participant in this Plan for the related Purchase Period if he or she properly completes and files an Election Form with the Plan Administrator on or before such date pursuant to which he or she elects to participate in this Plan. An Election Form may require an Eligible Employee to provide such information and to agree to take such action (in addition to the action required under Section 7) as the Plan Administrator deems necessary or appropriate in light of the purpose of this Plan or for the orderly administration of this Plan.

7. Contributions.

     7.1. Initial Contributions. Each Participant's Election Form shall specify the contributions that he or she proposes to make for the related Purchase Period. Contributions shall be exclusively by payroll deductions. Such contributions shall be expressed as a specific whole dollar amount which the Participant authorizes his or her Participating Employer to deduct from his or her paycheck each pay day during the Purchase Period; provided

          (a) the minimum payroll deduction for a Participant for each pay period for purchases under this Plan shall be $10.00, and

          (b) the maximum contribution which a Participant can make for purchases under this Plan for any calendar year shall be $25,000.

     7.2. Changes in Contributions and Withdrawals. A Participant shall have the right to amend his or her Election Form after the end of an Election Period to reduce or to stop his or her payroll deductions, and such amended election shall be effective as soon as practicable after the Plan Administrator actually delivers such amended Election Form to the appropriate Participating Employer's payroll department. A Participant also shall have the right at any time on or before the last day of a Purchase Period to withdraw the shares of Stock, in whole shares, and the cash balance (without interest) credited to his or her Account for such Purchase Period by delivering an amended Election Form to the Plan Administrator on or before the last day of such Purchase Period.

     A withdrawal shall be deducted from the Participant's Account as of the date the Plan Administrator receives such amended Election Form, and the actual withdrawal shall be effected by the Plan Administrator as soon as practicable after such date. All withdrawals will be net of any costs associated with the withdrawal. The amount of a minimum cash withdrawal shall be determined by the Committee and shall equal the Participant's entire Account if the Account is less than the minimum. If a Participant elects to withdraw shares of Stock credited to his or her Account for a Purchase Period, the Participant must withdraw all of the shares credited to his or her Account for the Purchase Period, with fractional shares, net of transaction costs, to be distributed in cash. Alternatively, a Participant may elect in a withdrawal to receive cash in lieu of shares of Stock, in which event the Plan Administrator shall sell such shares on the open market and distribute to the participant the proceeds thereof, net of transaction costs. If a Participant elects to withdraw cash in lieu of Stock, his or her Account need not be withdrawn in full, but the withdrawal must meet the minimum cash withdrawal. If a Participant withdraws his or her Account in full in a Purchase Period, no further payroll deductions shall be made on the Participant's behalf for the remainder of the Purchase Period.

     7.3. Account Credits, General Assets and Taxes. All payroll deductions made for a Participant shall be credited to his or her Account as of the pay day on which the deduction is made and shall be held by AHL or its agent as part of the general assets of AHL and shall not be held in trust or otherwise segregated from AHL's general assets. No interest shall be paid or accrued on any such contributions. Each Participant's right to the payroll deductions credited to his or her Account shall be that of a general and unsecured creditor of AHL. Each Participating Employer shall have the right to make such provisions as it deems necessary or appropriate to satisfy any applicable tax laws with respect to purchases of Stock made under this Plan.

     7.4. Automatic Refunds. The Stock (in whole shares) and cash credited to the Account of an Eligible Employee automatically shall be refunded in full (without interest) if his or her status as an Eligible Employee terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Plan Administrator has actual notice of any such termination. A person's status as a Participant under this Plan shall terminate at the same time as his or her status as an Eligible Employee terminates.

8. Granting of Option.

     8.1. General Rule. Subject to Sections 8.2 and 8.3, each Participant who is an Eligible Employee on the 21st day of a calendar month in a Purchase Period automatically shall be granted by operation of this Plan an option to purchase the number of shares of Stock under this Plan determined by the Plan Administrator by dividing the cash in his or her Account as of such day by the Purchase Price on such day. Each such option shall be exercisable only in accordance with the terms of this Plan.

     8.2. Statutory Limitations. No option granted by operation of this Plan to any Eligible Employee under Section 8.1 shall permit his or her rights to purchase shares of stock under this Plan or under any other employee stock purchase plan (within the meaning of Code Section 423) of AHL and any of its subsidiaries (within the meaning of Code Section 424(f)) to accrue (within the meaning of Code Section 423(b)(8)) at a rate that exceeds $25,000 of the fair market value of such stock for any calendar year. Such fair market value shall be determined as of the date the option is granted. Finally, no option granted by operation of this Plan to any Eligible Employee under Section 8.1 shall permit him or her to own (immediately after the option grant) stock possessing 5% or more of the total combined voting power or value of all classes of stock of AHL based on the rules set forth in Code Sections 423(b)(3) and 424.

     8.3. Available Shares of Stock. If the number of shares of Stock available for purchase by Participants under this Plan is insufficient to cover the number of shares that such Participants otherwise are scheduled to purchase under
Section 8 in a calendar month in a Purchase Period, then each Participant's option to purchase shares of Stock in such month shall be reduced to equal the number of shares of Stock (rounded down to the nearest whole number) that the Plan Administrator shall determine by multiplying the number of shares of Stock available for purchase as of such date by a fraction, the numerator of which shall be the number of shares of Stock for which such Participant would have been granted an option under Section 8.1 if sufficient shares were available for purchase and the denominator of which shall be the total number of shares of Stock for which options would have been granted to all Participants under
Section 8.1 who are scheduled under Section 9 to make purchases if sufficient shares were available for such purchases.

9. Exercise of Option and Purchase of Stock.

     9.1. General Rule.  The option granted to a Participant pursuant to Section
8.1 shall be exercised (subject to Sections 8.2 and 8.3) automatically on the date of grant of the option for the purchase of as many whole and fractional shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Purchase Price for such date. Such Stock shall be purchased on behalf of this Plan in whole and fractional shares and shall be held in street name on behalf of this Plan with individual Participant ownership recorded by the Plan Administrator as part of his or her account records.

     9.2. Automatic Refund. If a Participant's Account has a remaining balance at the end of a Purchase Period, such balance automatically shall be refunded to the Participant in cash (without interest) as soon as practicable following such Purchase Period.

10. Delivery.

     No stock certificate representing a fractional share of Stock credited to a Participant's Account shall be delivered to a Participant. Cash that the Plan Administrator deems representative of the value of a Participant's fractional share shall be distributed (when a Participant requests on an Election Form a distribution of all of the shares of Stock credited to his or her Account) in lieu of such fractional share unless the Participant waives his or her right to such cash payment, and the Plan Administrator shall have the right to charge a Participant for registering Stock in the name of the Participant and any other person. No Participant (or any person who makes a claim for, on behalf of, or in place of a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and such shares of Stock have been credited to a brokerage account maintained for the benefit of such Participant or the certificate for such shares has been delivered to such Participant.

11. Designation of Beneficiary.

     A Participant may designate on his or her Election Form a Beneficiary (a) who shall receive the cash balance credited to the Participant's Account and (b) who shall receive the shares of Stock, if any, credited to the Participant's Account if the Participant dies before either such shares of Stock have been credited to a brokerage account maintained for the benefit of the Participant or the certificate representing such shares of Stock has been delivered to the Participant. Such designation may be revised in writing at any time by the Participant by filing an amended Election Form, and his or her revised designation shall be effective at such time as the Plan Administrator receives such an amended Election Form. If a deceased Participant fails to designate a Beneficiary, if no person so designated survives a Participant, or if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the Participant's estate shall be treated as his or her designated Beneficiary under this Section 11.

12. Transferability.

     Neither the balance credited to a Participant's Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by his or her Beneficiary or by any other person during his or her lifetime, and any attempt to do so shall be without effect. A Participant's right, if any, to transfer any interest in this Plan at his or her death shall be determined exclusively under
Section 11.

13. Securities Registration.

     If AHL shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable securities laws any shares of Stock with respect to which an option is exercised and such shares of Stock are purchased under this Plan, or to qualify any such shares of Stock for an exemption from any such laws, AHL shall take such action at its own expense before delivery of the certificate representing such shares of Stock. If shares of Stock are listed on any national stock exchange at the time an option to purchase shares of Stock is exercised under this Plan, AHL, whenever required, shall register shares of Stock for which such option is exercised under the Securities Act of 1933, as amended, and shall make prompt application for the listing on such national stock exchange of such shares, all at the expense of AHL.

14. Compliance with Rule 16b-3.

     The grant of options and the purchase of Stock under this amended and restated Plan are intended to be exempt from Rule 16b-3 pursuant to Rule 16b-3(c). The sale of Stock by an Eligible Employee (including a sale by the Plan Administrator on behalf of an Eligible Employee as permitted under Section 7.2), however, may not be exempt from Rule 16b-3, and each Eligible Employee shall be solely responsible for the consequences of any sale of Stock that subjects him or her to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended.

15. Amendment or Termination.

     This amended and restated Plan may be amended from time to time by consensus of the Chief Executive Officers of AHL (or, if there is only one person serving as Chief Executive Officer of AHL, by such Chief Executive Officer) acting on behalf of AHL, to the extent that the Chief Executive Officers of AHL deems necessary or appropriate; provided, any such amendment shall be subject to the approval of AHL's shareholders to the extent such approval is required under Code Section 423, the laws of the State of Georgia or the rules of the stock exchange in which the Stock is listed; and provided further that no amendment shall be retroactive unless the Chief Executive Officers of AHL in their discretion determine that such amendment is in the best interest of AHL or such amendment is required by applicable law to be retroactive. One Chief

Executive Officer of AHL may delegate his or her authority under this Section 15 to another Chief Executive Officer of AHL. The Board may terminate this Plan and any Purchase Period at any time (together with any related contribution elections) or may terminate any Purchase Period (together with any related contribution elections) at any time; provided, however, no such termination shall be retroactive unless the Board determines that applicable law requires a retroactive termination of this Plan.

16. Notices.

     All Election Forms and other communications from a Participant to the Plan Administration under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of any such Election Form and communications.

17. Employment.

     The right to elect to participate in this Plan shall not constitute an offer of employment, and no election to participate in this Plan shall constitute an employment agreement for an Eligible Employee. Any such right or election shall have no bearing whatsoever on the employment relationship between an Eligible Employee and a Participating Employer. No Eligible Employee shall be induced to participate in this Plan, or shall participate in this Plan, with expectation that such participation will lead to employment or continued employment.

18. Employment Transfers.

     No Eligible Employee's employment shall be treated as terminated under this Plan as a result of a transfer directly between AHL and another Participating Employer or between any other Participating Employers.

19. Construction.

     AHL intends that this amended and restated Plan constitute an "employee stock purchase plan" within the meaning of Code Section 423 and, further, intends that any ambiguity in this Plan or any related offering be resolved to effect such intent. If any options are granted under this amended and restated Plan before the date the shareholders of AHL (acting at a duly called meeting of such shareholders) are treated under Code Section 423(b)(2) as having approved the adoption of this amended and restated Plan, such options shall be granted subject to such shareholder approval, and if such shareholder approval is not obtained within the time period provided under Code Section 423(b)(2), such options will deemed to be granted under a plan that is not an "employee stock purchase plan" within the meaning of Code Section 423. The headings to sections in this Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references in this Plan to sections shall be to sections of this Plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Georgia.

                               AHL SERVICES, INC.

                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                ON MAY 13, 1999

    The undersigned hereby appoints David L. Gamsey and Edwin R. Mellett and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of AHL Services, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders or any adjournment of the meeting. The Annual Meeting will be held on Thursday, May 13, 1999, at 9:00 a.m., local time, at the Crowne Plaza, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344.

    This appointment relates to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement upon any of the business that may properly come before the meeting or adjournment of the meeting. By signing this Proxy, the undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

    The proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment of the meeting.

1.  To elect two (2) directors to serve until the 2002 Annual Meeting of
    Shareholders:

    [ ] FOR all nominees listed                           [ ] WITHHOLD AUTHORITY to vote for all nominees listed
      (except as marked below to the contrary)

    To serve until the 2002 Annual Meeting of Shareholders:

             Edwin C. "Skip" Gage
             Robert F. McCullough

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2.  To approve the Amended and Restated Employee Stock Purchase Plan USA:

    [ ] FOR the Plan                                      [ ] WITHHOLD AUTHORITY to vote for the Plan

                   (Continued and to be signed on other side)

                          (Continued from other side)

3. To ratify appointment of Arthur Andersen LLP as the Company's independent public accountants:

    [ ] FOR the ratification of Arthur Andersen LLP       [ ] WITHHOLD AUTHORITYto vote for ratification of the
                                                                                appointment of Arthur Andersen
                                                                                LLP

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ABOVE-STATED PROPOSALS.

                                                Date:

                                               --------------------------------,
                                                1999

                                                --------------------------------

                                                Please sign exactly as your name
                                                or names appear hereon. For more
                                                than one owner as shown above,
                                                each should sign. When signing
                                                in a fiduciary or representative
                                                capacity, please give full
                                                title. If this proxy is
                                                submitted by a corporation, it
                                                should be executed in the full
                                                corporate name by a duly
                                                authorized officer; if a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON MAY 13, 1999. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.